Supplement to the
Fidelity® Series Large Cap Value Index Fund
April 1, 2022
STATEMENT OF ADDITIONAL INFORMATION

Deane Gyllenhaal no longer serves as a senior portfolio manager for the fund.

Navid Sohrabi serves as a portfolio manager for the fund. Compensation information for Mr. Sohrabi will be provided in a supplement to this SAI, when available.

XS6B-22-011.9857687.109	April 1, 2022